Exhibit 99.1

Press Release

XTI Aerospace Announces Receipt of Nasdaq Deficiency Notice

DALLAS, Aug. 31, 2026 /PRNewswire/ — XTI Aerospace, Inc. (Nasdaq: XTIA) (“XTI Aerospace,” “XTI” or the “Company”), an aerospace and advanced technology platform and parent company of Drone Nerds, LLC, (“Drone Nerds”), a leading drone solutions platform serving commercial, enterprise and government customers, today announced that it received a deficiency notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on August 26, 2026 (the “Notice”). The Notice indicated that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Listing Rule requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC. This press release is issued pursuant to Nasdaq Listing Rule 5810(b), which requires public disclosure of the receipt of a deficiency notification.

As previously disclosed, on August 17, 2026, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC with respect to the Form 10-Q, stating that the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense because the Company is in the process of completing an internal review of the Company’s former Chief Executive Officer, who resigned on August 17, 2026, and other related corporate governance matters. The Company is working diligently to complete the internal review and intends to file the Form 10-Q as promptly as practicable following its completion. The Company is not able at this time to estimate when the internal review will be completed or when the Form 10-Q will be filed.

The Notice provides the Company with 60 calendar days from the date of the Notice, or until October 26, 2026, to submit a plan to regain compliance with Nasdaq’s continued listing requirements. If the Company has not filed the Form 10-Q by October 26, 2026, it intends to submit a plan to regain compliance. If Nasdaq accepts the plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the due date of the Form 10-Q, which the Notice states would be until February 22, 2027, to regain compliance. The Notice further provides that any subsequent periodic report that becomes due within the exception period, including the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026, must be filed no later than the end of that period. If Nasdaq does not accept the Company’s plan, the Company may appeal that determination to a Nasdaq Hearings Panel.

The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. There can be no assurance that the Company will be able to file the Form 10-Q within the applicable period, that Nasdaq will accept any plan to regain compliance that the Company may submit, that any appeal of an adverse determination would be successful, or that the Company will otherwise be able to regain or maintain compliance with Nasdaq’s continued listing requirements.

About XTI Aerospace, Inc.

XTI Aerospace, Inc. (Nasdaq: XTIA) is an aerospace company providing unmanned aircraft systems (“UAS”) solutions through its commercial drone solutions division, operated through Drone Nerds, LLC and two development-stage divisions focused on autonomous defense systems and domestic manufacturing of unmanned systems components designed to support federal procurement and sourcing requirements. XTI’s commercial drone solutions business provides hardware distribution, training, service, repair, and lifecycle support to enterprise, public safety and government customers.

XTI Aerospace is headquartered in Dallas, Texas. For more information about XTI, please visit xtiaerospace.com and follow XTI on LinkedIn, Instagram, X, and YouTube.

511 East John Carpenter Freeway, Suite 500 Las Colinas, Texas 75062 USA, (800) 680-7412

© XTI Aerospace, Inc. | XTIAerospace.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations of economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the completion of the internal review; (2) the timing of the filing of the Form 10-Q and subsequent periodic reports; (3) the Company’s submission of a plan to regain compliance and Nasdaq’s acceptance of any such plan; and (4) the continued listing of XTI’s common stock on the Nasdaq Capital Market. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of XTI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of XTI. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; XTI’s potential inability to complete the internal review in a timely manner, to file the Form 10-Q or subsequent periodic reports, or to satisfy Nasdaq’s continued listing requirements; the risk that XTI’s common stock is suspended from trading or delisted; the risk that the internal review identifies additional matters or results in conclusions that affect XTI’s previously issued financial statements, its disclosure controls and procedures or its internal control over financial reporting; XTI’s expectation, as disclosed in its Notification of Late Filing on Form 12b-25 filed with the SEC on August 17, 2026, that the Form 10-Q will disclose substantial doubt about XTI’s ability to continue as a going concern; XTI’s successful integration of any products (including achievement of synergies and cost reductions); XTI’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to XTI’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, drone safety risks, loss of key customers and deterioration in relationships between XTI and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of XTI, including as a result of the consummation of any acquisition; risks that XTI is unable to secure or protect its intellectual property; risks that XTI experiences difficulties managing its growth and expanding operations; XTI’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into XTI’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in XTI’s Annual Report on Form 10-K filed with the SEC on April 15, 2026 for the fiscal year ended December 31, 2025 and in subsequent filings made by XTI with the SEC from time to time. If any of these risks materialize or XTI management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that XTI presently does not know or that XTI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XTI’s expectations, plans or forecasts of future events and views as of the date of this press release. XTI anticipates that subsequent events and developments will cause XTI’s assessments to change. However, while XTI may elect to update these forward-looking statements at some point in the future, XTI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing XTI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

Contacts:

General inquiries:

Email: contact@xtiaerospace.com

Web: https://xtiaerospace.com/contact

Investor Relations:

IR@xtiaerospace.com

511 East John Carpenter Freeway, Suite 500 Las Colinas, Texas 75062 USA, (800) 680-7412

© XTI Aerospace, Inc. | XTIAerospace.com